Exhibit 10.15











                        PLAN AND AGREEMENT OF LIQUIDATION

                                  BY AND AMONG

                        PEREGRINE PHARMACEUTICALS, INC.,

                                  OXiGENE, INC.

                                       AND

                             ARCUS THERAPEUTICS LLC




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                        PLAN AND AGREEMENT OF LIQUIDATION

     This Plan and Agreement of Liquidation (this "Agreement") is entered into as of February 28, 2002, by and among Peregrine Pharmaceuticals, Inc., a Delaware corporation ("Peregrine"), OXiGENE, Inc., a Delaware corporation ("OXiGENE"), and Arcus Therapeutics LLC, a Delaware limited liability company ("Arcus").

                                    RECITALS

     WHEREAS, in connection with that certain Limited Liability Company Agreement of Arcus Therapeutics LLC by and between Peregrine (formerly known as Techniclone Corporation) and OXiGENE, dated May 11, 2000 (the "LLC Agreement"), Peregrine assigned to Arcus certain license agreements identified on the attached Exhibit A (the "License Agreements") relating to vascular targeting agent technology (the "VTA Technology") and contributed to Arcus the Techniclone Contributed Technology (as defined in the LLC Agreement), in consideration for a membership interest in Arcus (the "Peregrine Membership Interest") and OXiGENE contributed to Arcus the OXiGENE Contributed Technology (as defined in the LLC Agreement) and agreed to provide certain monies to fund the on-going research of Arcus;

     WHEREAS, pursuant to the terms of this Agreement and in consideration for OXiGENE's and Peregrine's mutual undertakings hereunder, (i) Peregrine desires to pay to OXiGENE the sum of Two Million Dollars ($2,000,000), (ii) OXiGENE and Peregrine desire to cause Arcus to transfer and distribute the Techniclone Contributed Technology in-kind to Peregrine, including the assignment to Peregrine of the License Agreements, (iii) OXiGENE and Peregrine desire to cause Arcus to transfer and distribute the OXiGENE Contributed Technology in-kind to OXiGENE; and (iv) Arcus, Peregrine and OXiGENE desire to exchange a mutual general release in connection herewith; and

     WHEREAS, OXiGENE and Peregrine desire to liquidate and dissolve Arcus in accordance with the terms hereof and applicable Delaware law.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Payment, Distribution and Release.

     1.1 Transfer and Payment to OXiGENE. Subject to and upon the terms and conditions of this Agreement, at the Closing (as defined below), Peregrine shall deliver to OXiGENE by wire transfer of immediately available funds the sum of Two Million Dollars ($2,000,000) (the "Cash Payment").

     1.2 Distribution to Peregrine. Subject to and upon the terms and conditions of this Agreement, including, without limitation, Sections 2.2 and 10.3, at the Closing, OXiGENE and Peregrine shall cause Arcus to distribute, and Arcus shall distribute, to Peregrine all of Arcus' rights, title and interests to the


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Techniclone  Contributed Technology (as defined in the LLC Agreement) including, without limitation, the following, but not including those contracts and agreements set forth in Schedule 1.2 hereto, which contracts and agreements require the consents of third parties in connection with the assignment thereof (the "Peregrine Excluded Contracts"),

     (a) all rights, title and interests of Arcus under the License Agreements and any other contracts, agreements or other instruments set forth on Schedule
2.6 attached hereto (collectively, the "Peregrine Contracts");

     (b) copies of all books, records, correspondence, manuals, studies, reports or summaries relating to the Techniclone Contributed Technology, including such as may have been developed by Arcus during term of the LLC Agreement (the "Peregrine Records"); and

     (c) all rights, title and interests of Arcus to all intangible property rights, including but not limited to inventions, discoveries, trade secrets, processes, formulas, know-how, United States and foreign patents, patent applications, trade names, trademarks, trademark registrations, applications for trademark registrations, copyrights, copyright registrations, owned or, where not owned, used by Arcus arising out of or relating to the Techniclone
Contributed Property and all licenses and other agreements to which Arcus is a party (as licensor or licensee) or by which Arcus is bound relating to the Techniclone Contributed Technology (collectively, the "Peregrine Intangible Property", and together with the Peregrine Contracts and the Peregrine Records, the "Peregrine Assets").

     The foregoing Peregrine Assets shall include all of Arcus' rights, title and interests to any and all additions, modifications and enhancements to, and developments and discoveries based upon or arising from, the Techniclone Contributed Technology made by or on behalf of Arcus during the term of the LLC Agreement, including any of the foregoing which arose due to or out of the funding by Arcus of Dr. Philip Thorpe's laboratory.

     At any time and from time to time after the Closing, at Peregrine's reasonable request and without further consideration, Arcus and/or OXiGENE promptly shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as Peregrine may reasonably request to more effectively transfer, convey and assign to Peregrine, and to confirm Peregrine's title to, the Peregrine Assets, to assist Peregrine in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

     1.3 Distribution to OXiGENE. Subject to and upon the terms and conditions of this Agreement, at the Closing, OXiGENE and Peregrine shall cause Arcus to distribute, and Arcus shall distribute, to OXiGENE all of Arcus' rights, title and interests to the OXiGENE Contributed Technology (as defined in the LLC Agreement), including, without limitation,:

     (a) all rights, title and interests of Arcus under the contracts, agreements or other instruments set forth on Schedule 2.7 attached hereto (collectively, the "OXiGENE Contracts");

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     (b) copies of all books, records, correspondence, manuals, studies, reports or summaries relating to the OXiGENE Contributed Technology, including such as may have been developed by Arcus during term of the LLC Agreement (the "OXiGENE Records");

     (c) all rights, title and interests of Arcus to all intangible property rights, including but not limited to inventions, discoveries, trade secrets, processes, formulas, know-how, United States and foreign patents, patent applications, trade names, trademarks, trademark registrations, applications for trademark registrations, copyrights, copyright registrations, owned or, where not owned, used by Arcus arising out of or relating to the OXiGENE Contributed Property and all licenses and other agreements to which Arcus is a party (as licensor or licensee) or by which Arcus is bound relating to the OXiGENE Contributed Technology (collectively, the "OXiGENE Intangible Property"); and

     (d) all of the remaining assets of Arcus, after the distributions described in Section 1.2 and in Subsections 1.3(a), (b) and (c) have been completed (the "Remaining Assets" and together with the OXiGENE Contracts, the OXiGENE Intangible Property and the OXiGENE Records the "OXiGENE Assets"; the OXiGENE Assets together with the Peregrine Assets, collectively, the "Assets").

     The foregoing OXiGENE Assets shall include all of Arcus' rights, title and interests to any and all additions, modifications and enhancements to, and developments and discoveries based upon or arising from, the OXiGENE Contributed Technology made by or on behalf of Arcus during the term of the LLC Agreement, including any of the foregoing which arose due to or out of the funding by Arcus of Dr. Philip Thorpe's laboratory.

     At any  time  and  from  time to  time  after  the  Closing,  at  OXiGENE's reasonable request and without further consideration, Arcus and/or Peregrine promptly shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as OXiGENE may reasonably request to more effectively transfer, convey and assign to OXiGENE, and to confirm OXiGENE's title to, the OXiGENE Assets, to assist OXiGENE in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

     1.4 Assumption of Liabilities. Arcus shall transfer the Peregrine Assets to Peregrine and the OXiGENE Assets to OXiGENE free and clear of all claims, liabilities, liens, pledges, charges, encumbrances and security interests of any kind. At the Closing, OXiGENE shall assume and agree to perform, pay and discharge, and shall remain unconditionally liable for only those obligations, liabilities and commitments, fixed or contingent, of Arcus, which were incurred or accrued in the ordinary course of Arcus' business prior to the Closing Date and which are set forth on Schedule 1.4 hereto (other than liabilities of Peregrine described in Sections 1.7(b), 3.4, 5.3 and 10.3) as well as any legal, accounting and filing fees and expenses incurred by Arcus following the Closing Date in connection with the liquidation and dissolution of Arcus (the "OXiGENE Assumed Liabilities").

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     1.5 Mutual General Release.  At the Closing,  Peregrine,  Arcus and OXiGENE
shall deliver to each other a mutual general release in the form of the attached
Exhibit 1.5.

     1.6 The Closing. The Closing shall take place by the exchange of documents by facsimile or courier service and the delivery of the Cash Payment to OXiGENE on such date or at such location as is mutually agreeable to the parties (the "Closing Date").

     1.7 The Liquidation and Dissolution.

     (a) Immediately following the Closing, subject to Section 10.3, OXiGENE shall take all necessary steps to liquidate Arcus in accordance with the requirements of the Delaware Limited Liability Company Act and to cause Arcus to be dissolved in Delaware and in any other jurisdiction in which Arcus has qualified to do business;

     (b) In connection with such liquidation, OXiGENE and Peregrine shall jointly be responsible for, and, subject to the provisions of Sections 3.4, 4.4,
5.3 and 10.3 hereof, each agrees to pay fifty percent (50%) of any and all amounts associated with, the payment of, or ensuring payment of, all liabilities and debts of Arcus for which members of Arcus may legally be held liable (the "Arcus Liabilities"), other than the OXiGENE Assumed Liabilities, and shall cause the remaining assets of Arcus (subject to the prior consummation of all of the transfers contemplated in this Agreement) to be distributed to OXiGENE, free and clear of any liabilities or obligations related thereto. Notwithstanding anything to the contrary set forth herein, the first one hundred thousand dollars ($100,000) of Arcus Liabilities shall be paid by, and shall be the sole and exclusive obligation of, OXiGENE.

     (c) OXiGENE shall cause draft tax returns to be prepared for all years for which returns of Arcus have not yet been filed and will provide to Peregrine a draft of all such tax returns at least 30 days before the filing thereof. Both OXiGENE and Peregrine shall be bound by any position taken on any such filed return (and may not file any statements with their respective returns of an inconsistent position).

     2. Representations Regarding Arcus

     OXiGENE represents to Peregrine, to the best of OXiGENE's knowledge, and Peregrine represent to OXiGENE, to the best of Peregrine's knowledge, as follows:

     2.1 Organization. Arcus is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby and thereby.

     2.2 Authorization. The execution and delivery of this Agreement by Arcus, and the agreements provided for herein, and the consummation by Arcus of all transactions contemplated hereby and thereby, have been duly authorized by all requisite manager and member action. This Agreement and all such other agreements and obligations entered into and undertaken in connection with the

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transactions  contemplated  hereby  and  thereby  to  which  Arcus  is  a  party constitute the valid and legally binding obligations of Arcus, enforceable against Arcus in accordance with their respective terms. Except as set forth in
Schedule 1.2, the execution, delivery and performance by Arcus of this Agreement and the agreements provided for herein, and the consummation by Arcus of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Arcus; (b) violate the provisions of the LLC Agreement or any other operating agreement or document pertaining to Arcus; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of Arcus pursuant to any indenture, mortgage, deed of trust or other instrument or agreement to which Arcus is a party or by which Arcus or any of its properties is or may be bound. Schedule 1.2 attached hereto sets forth a true, correct and complete list of all contracts for which consents and approvals of third parties that are required in connection with the consummation by Arcus of the transactions contemplated by this Agreement.

     2.3 Transfer of the Assets. At the Closing, Arcus will distribute, assign and transfer to Peregrine all of Arcus' rights, title and interests to the Peregrine Assets. The delivery to Peregrine of the instruments of transfer of ownership contemplated by this Agreement will vest in Peregrine all of Arcus' rights, title and interests to the Peregrine Assets.

     At the Closing, Arcus will distribute, assign and transfer to OXiGENE all of Arcus' rights, title and interests to the OXiGENE Assets. The delivery to OXiGENE of the instruments of transfer of ownership contemplated by this Agreement will vest in OXiGENE all of Arcus' rights, title and interests to the OXiGENE Assets.

     2.4 Absence of Undisclosed Liabilities. Except for the OXiGENE Assumed Liabilities and as and to the extent set forth on Schedule 2.5 attached hereto, either individually or in the aggregate, to Arcus' knowledge, Arcus does not have any liability or obligation, secured or unsecured, affecting the Assets, whether accrued, absolute, contingent, or, to Arcus' knowledge, unasserted or otherwise.

     2.5 Litigation. Except as set forth on Schedule 2.5 attached hereto, Arcus is not a party to, or to Arcus' knowledge threatened with, and none of the Assets are subject to, any litigation, suit, action, investigation, proceeding or controversy before any court, administrative agency or other governmental authority relating to or affecting the Assets. Arcus is not in violation of or in default with respect to any judgment, order, writ or injunction of any court, administrative agency or governmental authority or any regulation of any administrative agency or governmental authority.

     2.6 Peregrine Contracts.

     (a) Schedule 2.6 attached hereto contains a true, complete and correct list and description of the License Agreements and each other contract or agreement, whether verbal or oral, the subject matter of which relates to or is dependent upon any of the Techniclone Contributed Technology;

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     (b) Except as set forth on Schedule 2.6 attached hereto:

          (i) Arcus does not have any knowledge that any Peregrine Contract is not a valid and binding agreement of the other parties thereto;

          (ii) Arcus has fulfilled all material obligations required pursuant to the Peregrine Contracts to have been performed by Arcus on its part prior to the date hereof;

          (iii)Arcus is not in breach of or default under any Peregrine Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or result in the creation of any lien, charge or encumbrance, thereunder or pursuant thereto; and

          (iv) to the knowledge of Arcus, there is no existing breach or default by any other party to any Peregrine Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute a default by such other party, result in a loss of rights or result in the creation of any lien, charge or encumbrance thereunder or pursuant thereto.

     (c) Except for those contracts and agreements set forth on Schedule 1.2, the continuation, validity and effectiveness of each Peregrine Contract will not be affected by the transfer thereof to Peregrine under this Agreement and all such Peregrine Contracts are assignable to Peregrine without consent from any other party, or if a third party consent is required, such consent shall be obtained by Peregrine following the Closing and Arcus shall consent thereto.

     (d) True,  correct  and  complete  copies  of all  Peregrine  Contracts  on
Schedule 2.6 have previously been delivered by Arcus to Peregrine.

     2.7 OXiGENE Contracts.

     (a) Schedule 2.7 attached hereto contains a true, complete and correct list and description of the OXiGENE Contracts and each other contract or agreement, whether verbal or oral, the subject matter of which relates to or is dependent upon any of the OXiGENE Contributed Technology;

     (b) Except as set forth on Schedule 2.7 attached hereto:

          (i) Arcus does not have any knowledge that any OXiGENE Contract is not a valid and binding agreement of the other parties thereto;

          (ii) Arcus has fulfilled all material obligations required pursuant to the OXiGENE Contracts to have been performed by Arcus on its part prior to the date hereof;

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          (iii)Arcus is not in breach of or default under any OXiGENE  Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or result in the creation of any lien, charge or encumbrance, thereunder or pursuant thereto; and

          (iv) to the knowledge of Arcus, there is no existing breach or default by any other party to any OXiGENE Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute a default by such other party, result in a loss of rights or result in the creation of any lien, charge or encumbrance thereunder or pursuant thereto.

     (c) The continuation, validity and effectiveness of each OXiGENE Contract will not be affected by the transfer thereof to OXiGENE under this Agreement and all such OXiGENE Contracts are assignable to OXiGENE without consent from any other party, or if a third party consent is required, such consent shall be obtained by OXiGENE following the Closing.

     (d) True,  correct and complete copies of all OXiGENE Contracts on Schedule
2.7 have previously been delivered by Arcus to OXiGENE.

     2.8 Other Intangible Property. Arcus has received no notice of, and has no knowledge of any basis for, a claim against it that any of Arcus' operations, activities, products or publications infringes on any patent, trademark, trade name, copyright or other property right of a third party, or that Arcus is illegally or otherwise using the trade secrets, formulae or any property rights of others. Arcus has no disputes with or claims against any third party for infringement by such third party of any trade name or other Intangible Property of Arcus. Arcus has taken all steps reasonably necessary to protect its right, title and interest in and to the Intangible Property.

     2.9 Disclosure. No representation or warranty by Arcus in this Agreement or in any Exhibit hereto, or in any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading. Arcus has disclosed to Peregrine and to OXiGENE all material facts pertaining to the transactions contemplated by this Agreement.

     3. Representations Regarding Peregrine

     Peregrine represents and warrants to OXiGENE as follows:

     3.1 Organization and Authority. Peregrine is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has requisite power and authority (corporate and other) to own its properties and to carry on its business as now being conducted. Peregrine has full power to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby.

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     3.2  Authorization.  The  execution  and  delivery  of  this  Agreement  by
Peregrine, and the agreements provided for herein, and the consummation by Peregrine of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and
written   obligations  entered  into  and  undertaken  in  connection  with  the transactions contemplated hereby constitute the valid and legally binding obligations of Peregrine, enforceable against Peregrine in accordance with their respective terms. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by Peregrine of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Peregrine; (b) violate the provisions of Peregrine's Certificate of Incorporation or Bylaws; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of Peregrine pursuant to any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which Peregrine is or may be bound.

     3.3 Disclosure. No representation or warranty by Peregrine in this Agreement or in any Exhibit hereto, or in any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading.

     3.4 Third Party Claims. Except as set forth on Schedule 3.4, Peregrine has not had any meetings with any third parties regarding the possibility of licensing any of Arcus' proprietary technology. To the extent that any claims against Arcus or its members are asserted after the Closing Date (i) by any of the parties listed on Schedule 3.4 hereto in connection with any of the matters discussed at such meetings, or (ii) as a result of any actions taken or omissions made, on behalf of Arcus, by Peregrine, then Peregrine agrees to indemnify and hold harmless the other parties hereto in connection with any such claims.

     3.5 No Knowledge. Peregrine is not aware, and has no knowledge, of any breach, or the basis for any potential breach, of the representations and warranties of OXiGENE or of Arcus contained in this Agreement which could give rise to any claim against OXiGENE or Arcus under this Agreement. Peregrine acknowledges and agrees that OXiGENE is relying, in part, on the foregoing representations in entering into this Agreement and, therefore, Peregrine waives all rights and claims that may now exist or may hereafter arise, including, without limitation, claims seeking indemnification under Section 4.4 of this Agreement, the assertion of which rights or claims would be inconsistent with the preceding sentence.

     4. Representations Regarding OXiGENE.

     OXiGENE represents and warrants to Peregrine as follows:

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     4.1  Organization  and Authority.  OXiGENE is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has requisite power and authority (corporate and other) to own its properties and to carry on its business as now being conducted. OXiGENE has full power to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby.

     4.2 Authorization. The execution and delivery of this Agreement by OXiGENE, and the agreements provided for herein, and the consummation by OXiGENE of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of OXiGENE, enforceable against OXiGENE in accordance with their respective terms. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by OXiGENE of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to OXiGENE; (b) violate the provisions of OXiGENE's Certificate of Incorporation or Bylaws; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of OXiGENE pursuant to any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which OXiGENE is or may be bound.

     4.3 Disclosure. No representation or warranty by OXiGENE in this Agreement or in any Exhibit hereto, or in any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading.

     4.4 Third Party Claims. Except as set forth on Schedule 4.4, OXiGENE has not had any meetings with any third parties regarding the possibility of licensing and research of Arcus' proprietary technology. To the extent that any claims against Arcus or its members are asserted after the Closing Date (i) by any of the parties listed on Schedule 4.4 hereto in connection with any of the matters discussed at such meetings, or (ii) as a result of any actions taken or omissions made on behalf of Arcus, by OXiGENE, then OXiGENE agrees to indemnify and hold harmless the other parties hereto in connection with any such claims.

     4.5 No Knowledge. OXiGENE is not aware, and has no knowledge, of any breach, or the basis for any potential breach, of the representations and warranties of Peregrine or of Arcus contained in this Agreement which could give rise to any claim against Peregrine or Arcus under this Agreement. OXiGENE acknowledges and agrees that Peregrine is relying, in part, on the foregoing representations in entering into this Agreement and, therefore, OXIGENE waives all rights and claims that may now exist or may hereafter arise, including, without limitation, claims seeking indemnification under Section 3.4 of this Agreement, the assertion of which rights or claims would be inconsistent with the preceding sentence.

     5. Covenants of Peregrine and OXiGENE.

     5.1 Taxes. OXiGENE shall be responsible for and will, on a timely basis, file all tax returns for and pay any and all taxes, penalties, interest and additions to tax which shall become due or shall have accrued on account of the ownership of the Assets by Arcus on or prior to the Closing Date.

     5.2 Satisfaction of Conditions. The parties hereto covenant and agree to use their commercially reasonable efforts to obtain the satisfaction of the conditions specified in this Agreement.

     5.3 Third Party Claims. Except as set forth on Schedule 5.3, OXiGENE and Peregrine have not had any meetings together with any third parties regarding the possibility of licensing any of Arcus' proprietary technology. To the extent that any claims against Arcus or its members are asserted after the Closing Date by any of the parties listed on Schedule 5.3 hereto in connection with any of the matters discussed at such meetings, OXiGENE and Peregrine agree that they shall be jointly responsible for, and each agrees to pay fifty percent (50%) of any and all amounts associated with any liabilities, costs or expenses arising out of, such claims for which Members of Arcus may legally be held liable.

     6. [Intentionally omitted.]

     7. Conditions to Obligations of Peregrine.

     The obligations of Peregrine under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of Peregrine:

     7.1 Continued Truth of Representations and Warranties of OXiGENE; Compliance with Covenants and Obligations. The representations and warranties of OXiGENE (as set forth in Section 4, as updated at the Closing Date) shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes permitted by the terms hereof or consented to in writing by Peregrine. OXiGENE shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     7.2 Approval and Authorization. The manager and members of Arcus shall have duly authorized the transactions contemplated by this Agreement. All proceedings required to be taken on the part of Arcus to authorize or carry out this Agreement and to distribute, assign, transfer and deliver the Peregrine Assets to Peregrine shall have been taken. All corporate and other proceedings required to be taken on the part of OXiGENE to authorize or carry out this Agreement shall have been taken.

     7.3 Consents of Third Parties. Following the Closing, Peregrine shall obtain the requisite consents and approvals of all third parties whose consent or approval is required in order for Arcus or OXiGENE, as the case may be, to consummate the transactions contemplated by this Agreement, including, without limitation, from all of the parties to the contracts and agreements set forth on
Schedule 1.2 attached hereto and Arcus shall consent thereto.

     7.4 Adverse Proceedings. No action or proceeding by or before any court or other governmental body or any other third party shall have been instituted or threatened by any governmental body or third party whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of Peregrine to own or use the Peregrine Assets after the Closing.

     7.5 The Peregrine Assets. At the Closing, Peregrine shall receive good, clear, record and marketable title to the Peregrine Assets, free and clear of all liens, liabilities, security interests and encumbrances of any nature whatsoever.

     7.6 Closing Deliveries. Peregrine shall have received at or prior to the Closing each of the following items:

     (a) such instruments of conveyance, assignment and transfer in form and substance satisfactory to Peregrine, as shall be appropriate to convey, transfer and assign to, and to vest in, Peregrine, all of Arcus' rights, title and interests to the Peregrine Assets, including the Assignment and Assumption Agreement in substantially the form of Exhibit 7.6(a) attached hereto;

     (b) a duly executed mutual general release from OXiGENE and Arcus, substantially in the form of the attached Exhibit 1.5;

     (c) such contracts, files and other data and documents pertaining to the Peregrine Assets as Peregrine may reasonably request;

     (d) a certificate of the officers of OXiGENE, and such other documents evidencing satisfaction of the conditions specified in Section 7 (including without limitation, this Section 7.6) as Peregrine shall reasonably request;

     (e) certificates of the Secretary of Arcus and the Secretary of OXiGENE attesting to the incumbency of Arcus' manager and the officers of OXiGENE, respectively, and the authenticity of the resolutions authorizing the transactions contemplated by this Agreement;

     (f) the schedules listed in Section 2; and

     (g) such other documents, instruments or certificates as Peregrine may reasonably request.

     8. Conditions to Obligations of OXiGENE.

     The obligations of Arcus and OXiGENE under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing at the sole discretion of Arcus and
OXiGENE:

     8.1 Continued Truth of Representations and Warranties of Peregrine; Compliance with Covenants and Obligations. The representations and warranties of Peregrine (as set forth in Section 3 and as updated prior to the Closing) in this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes consented to in writing by OXiGENE. Peregrine shall have performed and complied with all terms, conditions, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     8.2 Corporate Proceedings. The manager and members of Arcus shall have duly authorized the transactions contemplated by this Agreement. All proceedings required to be taken on the part of Arcus to authorize or carry out this Agreement and to distribute, assign, transfer and deliver the OXiGENE Assets to OXiGENE shall have been taken. All corporate and other proceedings required to be taken on the part of Peregrine to authorize or carry out this Agreement shall have been taken.

     8.3 Consents of Third Parties. Following the Closing, Peregrine shall obtain the requisite consents and approvals of all third parties whose consent or approval is required in order for Arcus or Peregrine, as the case may be, to consummate the transactions contemplated by this Agreement, including, without limitation, from all of the parties to the contracts and agreements set forth on
Schedule 1.2 attached hereto and Arcus shall consent thereto.

     8.4 Adverse Proceedings. No action or proceeding by or before any court or other governmental body or any third party shall have been instituted or threatened by any governmental body or third party whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of OXiGENE to own or use the OXiGENE Assets after the Closing.

     8.5 The OXiGENE Assets. At the Closing, OXiGENE shall receive good, clear, record and marketable title to the OXiGENE Assets, free and clear of all liens, liabilities, security interests and encumbrances of any nature whatsoever.

     8.6 Closing Deliveries. OXiGENE shall have received at or prior to the Closing each of the following items:

     (a) such instruments of conveyance, assignment and transfer, in form and substance satisfactory to OXiGENE, as shall be appropriate to convey, transfer and assign to, and to vest in, OXiGENE, all of Arcus' rights, title and interests to the OXiGENE Assets, including the Assignment and Assumption Agreement in substantially the form of Exhibit 8.6(a) attached hereto;

     (b)  a  certificate  of  Peregrine's  officers  and  such  other  documents evidencing satisfaction of the conditions specified in this Section 8 (including, without limitation, this Section 8.6) as OXiGENE shall reasonably request;

     (c) certificates of the Secretary of Arcus and the Secretary of Peregrine attesting to the incumbency of Arcus' manager and the officers of Peregrine, respectively, and the authenticity of the resolutions authorizing the transactions contemplated by this Agreement;

     (d) such other documents, instruments or certificates as OXiGENE may reasonably request;

     (e) the Cash Payment (which shall be delivered at the Closing).

     (f) a duly executed mutual general release from Peregrine and Arcus, substantially in the form of the attached Exhibit 1.5;

     (g) such contracts, files and other data and documents pertaining to the OXiGENE Assets as OXiGENE may reasonably request;

     (h) the schedules listed in Section 2; and

     (i) such other documents, instruments or certificates as OXiGENE may reasonably request.

     9. [Intentionally omitted.]

     10. Post-Closing Agreements

     Peregrine and OXiGENE agree that from and after the Closing Date:

     10.1 Proprietary Information.

     (a) Peregrine and OXiGENE shall hold in confidence, and use their best efforts to have all of their respective officers, directors and personnel hold in confidence, all knowledge and information that has not been previously disclosed to the public with respect to the Peregrine Assets and the OXiGENE Assets and shall not disclose, publish or make use of the same without the consent of the other, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the other.

     (b) Peregrine and OXiGENE agree that the remedy at law for any breach of this Section 10.1 would be inadequate and that each shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 10.1.

     10.2 Liquidation and Dissolution. OXiGENE shall carry out its obligations to liquidate and cause the dissolution of Arcus pursuant to the terms of this Agreement and the LLC Agreement (provided, however, that this Agreement shall control in the event of a conflict).

     10.3 Consents.

     (a) Following the Closing Date, Peregrine shall deliver to OXiGENE all of the consents and approvals relating to the assignment of the contracts and agreements set forth in Schedule 1.2 hereto (the "Consents") and Arcus shall consent thereto. Upon delivery to OXiGENE of all of the Consents, the Peregrine Excluded Contracts shall be transferred to Peregrine effective immediately therewith.

     (b) In the event Peregrine fails to deliver to OXiGENE all of the Consents, then the Peregrine Excluded Contracts shall remain with Arcus. Peregrine agrees to indemnify and hold harmless both Arcus and OXiGENE from any and all costs, fees and expenses incurred as a result of Peregrine's failure to obtain and deliver to OXiGENE all of the Consents and Arcus' retention of the Peregrine Excluded Contracts, including, without limitation, all of OXiGENE's costs, fees and expenses as a result of any delay or deterrence in satisfying its obligations hereunder with respect to the liquidation and dissolution of Arcus. Peregrine further agrees to reimburse OXiGENE and Arcus for all costs, fees and expenses associated with the Peregrine Excluded Contracts which arise after the Closing Date.

     11. Termination of Agreement

     11.1 Termination by Agreement of the Parties. This Agreement may be terminated by the mutual written agreement of the parties hereto.

     11.2 Termination by Reason of Breach. All of the obligations hereunder, including, without limitation, the obligation to purchase and sell the OXiGENE Assets and the Peregrine Assets and to pay the Cash Payment, may be terminated by OXiGENE, if at any time prior to the Closing there shall occur a material breach of any of the representations, warranties or covenants of Peregrine or the failure by Peregrine to perform any material condition or obligation hereunder, and may be terminated by Peregrine, if at any time prior to the Closing there shall occur a material breach of any of the representations, warranties or covenants of OXiGENE or the failure of OXiGENE to perform any material condition or obligation hereunder.

     12. Notices

     Except to the extent otherwise provided herein, any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by federal express or other overnight delivery service, registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

      To OXiGENE:             OXiGENE, Inc.
                              321 Arsenal Street
                              Watertown, MA 02472
                              Attn: Fred Driscoll

      And a copy to:          Mintz Levin Cohn Ferris  Glovsky and Popeo PC
                              One Financial Center
                              Boston, MA 02111
                              Attn: Jeffrey M. Wiesen, Esq.

      To Peregrine:           Peregrine Pharmaceuticals, Inc.
                              14282 Franklin Avenue
                              Tustin, CA 92780
                              Attention:  Edward Legere

      With a copy to:         Jeffers, Shaff, & Falk, LLP
                              18881 Von Karman Avenue, Suite 1400
                              Irvine, California  92612
                              Attention: Mark R. Ziebell, Esq.

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally; (b) three business days after being sent, if sent by registered or certified mail; or (c) on the date of actual receipt, if delivered by any other method.

     13. Dispute Resolution. Subject to Section 10.1, in the event of a dispute arising in connection with this Agreement, each party hereto agrees to notify the other parties hereto of the specific complaints or points of disagreement and to use good faith efforts to resolve any conflicts without legal action. Any controversy or claim arising out of or relating to this Agreement or any breach thereof that is not resolved by the parties in the manner set forth above shall be settled by binding arbitration in Chicago, Illinois under the Rules of Commercial Arbitration of the American Arbitration Association before a single arbitrator mutually selected by the parties. The costs of the arbitration, including administration fees, shall be shared by the parties in proportion to their fault as determined by the arbitrator. Notwithstanding the foregoing, the parties agree that if any breach or threatened breach of this Agreement would necessarily result in immediate, irreparable injury to any party, that party, in addition to any other remedies available under this Agreement, shall have the right to seek injunctive relief in any court of competent jurisdiction.

     14. Successors and Assigns

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the parties hereto may assign their respective obligations hereunder without the prior written consent of each of the other parties hereto.

     15. Entire Agreement: Amendments; Attachments

     15.1 This Agreement, all Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The parties hereto may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the parties hereto.

     15.2 If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall prevail. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

     16. Expenses

     Except as otherwise expressly provided herein, the parties hereto shall each pay their own fees and expenses in connection with this Agreement and the transactions contemplated hereby. Subject to the terms of Sections 1.7(b), 3.4,
5.3 and 10.3, all expenses of Arcus, including, without limitation, all legal and accounting fees and expenses incurred in connection with this Agreement and the preparation and filing of all tax returns referred to herein and all costs, fees and expenses associated with the dissolution and liquidation of Arcus, shall be borne and paid by OXiGENE, except that all of the expenses of Peregrine's accountants and of Jeffers, Shaff & Falk, LLP, shall be borne and paid by Peregrine.

     17. Press Releases; Publicity

     Each of Peregrine and OXiGENE shall issue its own press release following the Closing Date and the parties shall agree on and use the same language in the first two (2) paragraphs of such press releases. Each party shall also have the right to review and comment on the entire press release to be issued by the other prior to such issuance. Except, as may be required (i) by applicable federal securities laws, (ii) by a court of competent jurisdiction, or (iii) to enforce a party's rights hereunder, neither party may disclose the terms of this Agreement.

     18. Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     19. Section Headings

     The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

     20. Severability

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     21. Counterparts

     This Agreement may be executed in one or more counterparts, including electronically transmitted counterparts each of which shall be deemed to be an original, but all of which shall be one and the same document.

     22. Definitions.

     All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement.

     23. Amendment of LLC Agreement.

     To the extent that any of the terms set forth in this Agreement related to the liquidation and dissolution of Arcus are inconsistent with those set forth in the LLC Agreement, the terms of this Agreement shall supercede and amend the LLC Agreement.


     [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Liquidation to be duly executed by their authorized representatives as of the date first above written.


                                          OXiGENE, Inc.


                                          By:   /s/ Frederick W. Driscoll
                                               --------------------------
                                          Name:     Frederick W. Driscoll
                                               --------------------------
                                          Its:      President
                                               --------------


                                          Peregrine Pharmaceuticals, Inc.


                                          By:   /s/ Paul Lytle
                                               ---------------
                                          Name:     Paul Lytle
                                               ---------------
                                          Its:      VP Finance
                                               ---------------


                                          Arcus Therapeutics LLC

                                          By:  OXiGENE, Inc.
                                          Its: Member

                                               By: /s/ Frederick W. Driscoll
                                               -----------------------------
                                               Name:   Frederick W. Driscoll
                                               -----------------------------
                                               Its:    President
                                               -----------------

                                          and

                                          By:  Peregrine Pharmaceuticals, Inc.
                                          Its: Member

                                               By: /s/ Paul Lytle
                                               ------------------
                                               Name:   Paul Lytle
                                               ------------------
                                               Its:    VP Finance
                                               ------------------